                                                                    Exhibit 99.2

    SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA OF DOBSON COMMUNICATIONS

     The following table sets forth certain historical consolidated financial and other data of Dobson Communications with respect to the three months ended March 31, 2003 and March 31, 2002 and each of the five years in the period ended December 31, 2002. The consolidated financial data for the three months ended March 31, 2003 and 2002 and each of the three years in the period ended December 31, 2002 have been derived from Dobson Communications' consolidated financial statements included herein as Exhibit 99.1. The historical consolidated financial data should be read in conjunction with the "Management's Discussion and Analysis of Financial Condition and Results of Operations of Dobson Communications" section included as Exhibit 99.3 of this Form 8-K, and the related notes thereto included herein. The financial statements of Dobson Communications have been reclassified to reflect the classification of Dobson Communications' California properties that were exchanged for AT&T Wireless' Alaska properties as "discontinued operations".

     Dobson Communications determines market penetration by dividing the number of its total subscribers at the end of the period by the estimated total population for those markets. Dobson Communications calculates average monthly churn rates based on the number of subscriber cancellations during the period as a percentage of the average total subscribers for the period.

     ARPU represents average monthly revenue per user, which is calculated as service revenue, excluding roaming and equipment revenue, divided by the average number of post-paid subscribers.

                                 THREE MONTHS
                                ENDED MARCH 31,                              YEAR ENDED DECEMBER 31,
                           -------------------------   -------------------------------------------------------------------
                              2003          2002          2002          2001          2000          1999          1998
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                          ($ IN THOUSANDS, EXCEPT SHARE, PER SHARE AND PER SUBSCRIBER DATA)
STATEMENT OF OPERATIONS
  DATA:
Operating revenue:
  Service revenue........  $    87,305   $    79,216   $   342,499   $   300,024   $   227,571   $   164,785   $    61,910
  Roaming revenue........       45,400        43,969       201,211       216,125       172,094       108,084        45,022
  Equipment and other
    revenue..............        5,388         4,076        18,195        20,020        20,360        10,928         2,183
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
    Total operating
      revenue............      138,093       127,261       561,905       536,169       420,025       283,797       109,115
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
Operating expenses:
  Cost of service
    (exclusive of items
    shown separately
    below)...............       32,775        36,840       149,069       149,763       100,682        68,217        34,847
  Cost of equipment......        9,032        10,104        42,143        45,914        42,662        21,037         5,451
  Marketing and
    selling..............       14,458        16,399        67,561        68,274        60,505        41,342        17,460
  General and
    administrative.......       17,921        17,408        72,413        66,492        58,019        43,928        18,544
  Depreciation and
    amortization.........       21,114        19,288        80,050       165,454       140,770        99,547        26,739
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
    Total operating
      expenses...........       95,300       100,039       411,236       495,897       402,638       274,071       103,041
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
Operating income.........       42,793        27,222       150,669        40,272        17,387         9,726         6,074
  Interest expense.......      (24,659)      (28,685)     (112,648)     (135,196)     (128,839)      (98,884)      (25,387)
  Other income (expense),
    net..................        1,959         1,160        (1,684)       11,243         9,077         3,685         2,637
  Gain (loss) from
    extinguishment of
    debt.................           --            --         2,202            --       (32,882)           --        (3,315)

                                 THREE MONTHS
                                ENDED MARCH 31,                              YEAR ENDED DECEMBER 31,
                           -------------------------   -------------------------------------------------------------------
                              2003          2002          2002          2001          2000          1999          1998
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                          ($ IN THOUSANDS, EXCEPT SHARE, PER SHARE AND PER SUBSCRIBER DATA)
  Minority interests in
    income of
    subsidiaries.........       (1,619)       (1,416)       (6,521)       (5,517)       (3,902)       (2,921)       (2,258)
  Loss from investment in
    joint venture........           --        (7,223)     (184,381)      (69,181)      (50,293)           --            --
  Income tax (provision)
    benefit..............       (7,020)          653        47,868        33,733        52,612        33,563         8,344
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
Income (loss) from
  continuing
  operations.............       11,454        (8,289)     (104,495)     (124,646)     (136,840)      (54,831)      (13,905)
Discontinued operations:
  Income (loss) from
    discontinued
    operations, net of
    income taxes.........        3,592         7,255        17,423        (2,928)       (8,671)      (54,492)      (38,656)
  (Loss) income from
    discontinued
    operations from
    investment in joint
    venture..............           --          (327)         (327)         (720)          671            --            --
  Gain (loss) from sale
    of discontinued
    operations, net of
    income taxes.........           --        88,315        88,315            --            --       (18,248)           --
  Gain from sale of
    discontinued
    operations from
    investment in joint
    venture..............           --         6,736         6,736            --            --            --            --
Cumulative effect of
  change in accounting
  principle, net of
  income taxes...........           --       (33,294)      (33,294)           --            --            --            --
Cumulative effect of
  change in accounting
  principle from
  investment in joint
  venture................           --      (140,820)     (140,820)           --            --            --            --
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net income (loss)........       15,046       (80,424)     (166,462)     (128,294)     (144,840)     (127,571)      (52,561)
Dividends on preferred
  stock..................      (20,530)      (23,000)      (94,451)      (86,325)     (126,686)      (69,477)      (23,955)
Excess of carrying value
  over repurchase price
  of preferred stock.....       23,615            --        70,323            --            --            --            --
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
Net income (loss)
  applicable to common
  stockholders...........  $    18,131   $  (103,424)  $  (190,590)  $  (214,619)  $  (271,526)  $  (197,048)  $   (76,516)
                           ===========   ===========   ===========   ===========   ===========   ===========   ===========
Basic net income (loss)
  applicable to common
  stockholders per common
  share:
  Continuing
    operations...........  $      0.13   $     (0.09)  $     (1.15)  $     (1.32)  $     (1.53)  $     (1.00)  $     (0.27)
  Discontinued
    operations...........         0.04          1.11          1.24         (0.04)        (0.09)        (1.32)        (0.73)
  Change in accounting
    principle............           --         (1.90)        (1.92)           --            --            --            --
  Dividends on and
    redemption of
    preferred stock......         0.03         (0.25)        (0.27)        (0.92)        (1.42)        (1.27)        (0.45)
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
Total basic and diluted
  net income (loss)
  applicable to common
  stockholders per common
  share..................  $      0.20   $     (1.13)  $     (2.10)  $     (2.28)  $     (3.04)  $     (3.59)  $     (1.45)
                           ===========   ===========   ===========   ===========   ===========   ===========   ===========

                                 THREE MONTHS
                                ENDED MARCH 31,                              YEAR ENDED DECEMBER 31,
                           -------------------------   -------------------------------------------------------------------
                              2003          2002          2002          2001          2000          1999          1998
                           -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                          ($ IN THOUSANDS, EXCEPT SHARE, PER SHARE AND PER SUBSCRIBER DATA)
Cash dividends declared
  per common share.......  $        --   $        --   $        --   $        --   $        --   $        --   $        --
                           ===========   ===========   ===========   ===========   ===========   ===========   ===========
Weighted average common
  shares outstanding.....   90,111,815    91,642,105    90,671,688    93,969,310    89,417,829    54,823,354    52,773,972
                           ===========   ===========   ===========   ===========   ===========   ===========   ===========
OTHER FINANCIAL DATA:
Capital expenditures,
  excluding cost of
  acquisitions...........  $    17,089   $    16,951   $    75,371   $    86,872   $   109,263   $    65,757   $    44,617
OTHER DATA:
Subscribers (at period
  end)...................      718,900       655,100       708,600       642,700       544,800       367,100       300,700
Penetration (at period
  end)...................        12.6%         11.5%         12.4%         11.3%          9.5%          7.8%          7.1%
Average monthly churn
  rate...................         1.6%          2.2%          1.8%          2.0%          2.0%          1.8%          2.0%
ARPU.....................  $        42   $        42   $        44   $        43   $        42   $        43   $        48

                                       MARCH 31,                             DECEMBER 31,
                                       ----------   --------------------------------------------------------------
                                          2003         2002         2001         2000         1999         1998
                                       ----------   ----------   ----------   ----------   ----------   ----------
                                                         ($ IN THOUSANDS EXCEPT PER SHARE DATA)
BALANCE SHEET DATA:
Cash and cash equivalents............  $  264,071   $  294,203   $  161,236   $  142,575   $    3,608   $   21,150
Restricted cash and investments......      10,825        7,098           --       26,154       49,346       75,580
Property, plant and equipment, net...     270,820      271,703      268,506      249,242      158,186      146,104
Total assets.........................   1,911,736    1,961,272    2,559,155    2,619,730    1,655,084    1,695,823
Long-term debt, net of current
  portion............................   1,199,117    1,222,436    1,576,372    1,657,632    1,055,816    1,103,857
Mandatorily redeemable preferred
  stock, net.........................     718,664      758,344      781,943      508,331      527,786      373,716
Stockholders' (deficit) equity.......    (325,803)    (343,072)    (157,000)     100,107     (353,830)    (156,783)